INCOME TAXES	12 Months Ended
Dec. 31, 2025
Income Tax Disclosure [Abstract]
INCOME TAXES

15.	INCOME TAXES

At December 31, 2025, the Company had federal and state net operating loss carry forwards of approximately $24.4 million that expire in various years through the year 2041. Due to the current net loss and carryforwards of past net operating losses, there is no provision for current federal or state income taxes for the years ended December 31, 2025 and 2024.

The Company has not paid federal or state income taxes as a result of its net losses and the availability of its net operating loss carryforwards. The State of Nevada, the Company's state of incorporation, does not impose a corporate income tax. Florida, the state in which the Company's operating subsidiary conducts business, imposes a corporate income tax at a rate of 5.5%; however, the Company has not been required to pay Florida income taxes due to its net loss position and available net operating loss carryforwards. The Company does not conduct any business outside the United States and accordingly has no foreign income tax obligations.

The reconciliation of the Company’s U.S. federal statutory income tax rate to its effective income tax rate as of December 31, 2025 is as follows:

	2025
U.S. statutory federal tax	$(1,156,594)	21.0%
State tax, net of federal benefits	0	0.0%
Foreign jurisdictional tax	0	0.0%
Non-deductible items	22,812	(0.4)%
Valuation allowance	1,133,782	(20.6)%
Effective tax rate	$0	0.0%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amount used for federal and state income tax purposes.

The Company’s deferred tax asset at December 31, 2025 and 2024 consists of net operating loss carry forwards calculated using federal and state effective tax rates equating to approximately $7.0 million and $5.9 million, respectively, less a valuation allowance in the amount of approximately $7.0 million and $5.9 million, respectively. Because of the Company’s lack of earnings history, the deferred tax asset has been fully offset by a valuation allowance in both 2025 and 2024. The OBBBA, which was enacted on July 4, 2025, makes numerous tax changes. The tax provisions of the OBBBA did not have a material impact on the Company’s effective tax rate and it also did not impact the Company’s net deferred tax assets, as the Company continues to maintain a full valuation allowance against that balance. During the year ended December 31, 2025, the valuation allowance increased by approximately $1.1 million from December 31, 2024.

The Company’s total deferred tax asset as of December 31, 2025 and 2024 is as follows:

	2025	2024
Deferred tax assets	$7,000,000	$5,900,000
Valuation allowance	(7,000,000)	(5,900,000)
Net deferred tax asset	$–	$–